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March 13, 2002

VIA EDGAR LINK
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re: Pruco Life Flexible Premium Variable Annuity Account (File no. 333-79201)

Dear Commissioners:

      On behalf of Pruco Life Insurance Company and the Pruco Life Flexible Premium Variable Annuity Account ("the Account"), we hereby submit pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"), that the Account's annual report for the period ending December 31, 2001, which is identical to the report for the underlying Funds, has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

      In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Janus Growth Portfolio, Janus International Growth Portfolio, MFS Emerging Growth Series, MFS Research Series, OCC Managed Portfolio, OCC Small Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, Credit Suisse Warburg Pincus Trust, Global Post-Venture Capital Portfolio, Franklin Small Cap Fund-Class 2, American Century VP Value, Alliance Premier Growth Portfolio, Davis Value Portfolio; The Prudential Series Fund: Diversified Bond, Diversified Conservative Growth, Value, Equity, Global, High Yield Bond, Money Market, Prudential Jennison, Small Capitalization Stock, Stock Index, 20/20 Focus, SP Aggressive Growth Asset Allocation, SP Alliance Technology, SP Balanced Asset Allocation, SP Conservative Asset Allocation, SP Growth Asset Allocation, SP INVESCO Small Company Growth, SP Jennison International Growth, SP Large Cap Value, SP MFS Capital Opportunities, SP MFS Mid-Cap Growth, SP PIMCO Total Return, SP Prudential U.S. Emerging Growth, SP Small/Mid Cap Value and SP Strategic Partners Focused Growth Portfolios.

Filer/Entity:        AIM Variable Insurance Funds
Registration No.:    811-07452
CIK No.:             0000896435
Accession No.:       0000950129-02-001164
Date of Filing:      03/08/2002

Filer/Entity:        Janus Aspen Series
Registration No.:    811-07736
CIK No.:             0000906185
Accession No.:       0001012709-02-000319
Date of Filing:      02/20/2002

Filer/Entity:        MFS Emerging Growth Portfolio
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Registration No.:    811-08326
CIK No.:             0000918571
Accession No.:       0000950156-02-000059
Date of Filing:      02/15/2002

Filer/Entity:        MFS Research Series
Registration No.:    811-08326
CIK No.:             0000918571
Accession No.:       0000950156-02-000060
Date of Filing:      02/15/2002

Filer/Entity:        OCC Accumulation Trust
Registration No.:    811-08512
CIK No.:             0000923185
Accession No.:       0000912057-02-008507
Date of Filing:      03/04/2002

Filer/Entity:        T. Rowe Price Equity Income Portfolio
Registration No.:    811-07143
CIK No.:             0000918294
Accession No.:       0000918294-02-000002
Date of Filing:      02/20/2002

Filer/Entity:        T. Rowe Price International Stock Portfolio
Registration No.:    811-07145
CIK No.:             0000918292
Accession No.:       0000918292-02-000001
Date of Filing:      02/20/2002

Filer/Entity:        Credit Suisse Warburg Pincus Trust Global Post-Venture
                     Capital Portfolio
Registration No.:    811-07261
CIK No.:             0000941568
Accession No.:       0000912057-02-006851
Date of Filing:      02/19/2002

Filer/Entity:        Alliance Premier Growth Portfolio
Registration No.:    811-05398
CIK No.:             0000825316
Accession No.:       0000936772-02-000137
Date of Filing:      03/06/2002

Filer/Entity:        American Century Variable Portfolios, Inc.
Registration No.:    811-05188
CIK No.:             0000814680
Accession No.:       0000814680-02-000008
Date of Filing:      03/01/2002

Filer/Entity:        Davis Value Portfolio
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Registration No.:    811-09293
CIK No.:             0001084060
Accession No.:       0000950136-02-000503
Date of Filing:      02/25/2002

Filer/Entity:        Franklin Templeton Variable Insurance Products Trust
Registration No.:    811-05583
CIK No.:             0000837274
Accession No.:       0000940180-02-000426
Date of Filing:      02/28/2002

Filer/Entity         The Prudential Series Fund, Inc.
Registration No.:    811-03623
CIK No.              0000711175
Accession No.:       0000950109-02-001115
Date of Filing:      03/04/2002


If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                        Sincerely,


                                        C. Christopher Sprague
                                        Vice President and Corporate Counsel